Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Communications Fund

_________________________________________________________________________________________________

The fund’s investment adviser intends to propose a new portfolio management team to the Board for approval at its upcoming September meeting. The proposed new portfolio management team is currently part of Deutsche Asset Management’s expansive global investment platform.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectuses.

Brendan O’Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2015.

Please Retain This Supplement for Future Reference

September 6, 2016

PROSTKR-691